UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Zedge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste. 1450 (3rd Floor) New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer.

On August 24, 2026, the Board of Directors (the “Board”) of Zedge, Inc. (the “Company”) resolved to appoint Morris Berger as Chief Executive Officer of the Company, effective October 1, 2026.

Mr. Berger, age 67, has served as Chief Executive Officer of Zeno Media, a global streaming audio and advertising technology company, for the last 15 years. Earlier in his career, Mr. Berger served as CEO of IDT Entertainment. Mr. Berger received a B.A. from Bar Ilan University of Israel.

There are no family relationships between Mr. Berger and any executive officer or director of the Company and no related person transactions to which Mr. Berger is a party.

In connection with his appointment, the Company intends to enter into an employment agreement with Mr. Berger providing for: (i) an initial term of three (3) years; (ii) an annual base salary of $450,000; (iii) a one-time $50,000 cash signing bonus, payable $25,000 on his start date and $25,000 on the first anniversary thereof; (iv) severance of one year under the terms and conditions to be set forth in the agreement; and (v) an award under the Company’s 2026 Equity Incentive Plan (the “Plan”) consisting of 10-year options to purchase that number of shares of the Company’s Class B common stock, par value $0.01 per share, as shall equal to 3% of the Company’s issued and outstanding shares at the time of the grant, with an exercise price equal to the market value at the time of grant, which will vest quarterly over a period of five (5) years. The Board shall amend the Plan prior to the start date to provide for the grant of options

Transition of Jonathan Reich.

In connection with the appointment described above, Jonathan Reich will cease to serve as Chief Executive Officer of the Company (and will cease to serve as the Company’s principal executive officer), effective as of September 30, 2026. Mr. Reich’s transition from the office of Chief Executive Officer is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective October 1, 2026, Mr. Reich will serve as President and Chief Operating Officer of the Company. Mr. Reich, age 60, has served as Chief Executive Officer of the Company since August, 2020.

There are no family relationships between Mr. Reich and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Reich and any other person pursuant to which he was selected as an officer.

In connection with his new role, the Company and Mr. Reich intend to enter into an employment agreement, providing for: (i) an initial term of three (3) years; (ii) annual compensation at his current level with annual increases in base salary of not less than $15,000; (iii) severance of up to two years under the terms and conditions to be set forth in the agreement; and (v) an award under the Plan of 100,000 deferred stock units representing the right to receive 100,000 shares of the Company’s Class B common stock which will vest quarterly over a period of three (3) years.

The employment and compensation terms described above remain subject to the negotiation and execution of definitive documentation. There can be no assurance that any definitive agreements will be executed on the terms described above or at all. The Company will file a Current Report on Form 8-K, or an amendment to this Current Report on Form 8-K, disclosing the material terms of any such agreement, and filing the agreement, promptly following its execution.

Item 7.01. Regulation FD Disclosure.

On August 31, 2026, the Company issued a press release announcing the chief executive officer transition described in Item 5.02 of this Current Report on Form 8-K and certain other matters, including the terms of a proposed private placement of the Company’s Class B common stock and warrants to purchase Class B common stock to a limited number of accredited investors. A copy of the press release is furnished as Exhibit 99.1 hereto.

The proposed private placement described in the press release remains subject to the negotiation and execution of definitive documentation, and there can be no assurance that the Company will enter into definitive agreements with respect to the sale of stock or that the placement will be completed on the terms described or at all. The securities described in the press release have not been registered, and the Company does not currently intend to register such securities, under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

99.1	Press Release, dated August 31, 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Yi Tsai
Name:	Yi Tsai
Title:	Chief Financial Officer

Dated: August 31, 2026

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated August 31, 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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